   When used in this presentation, filings by Vineyard National Bancorp ("Company")
with the Securities and Exchange Commission ("SEC"), or other public or stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private
Securities Litigation Reform Act of 1995. The Company wishes to caution you that all forward-looking statements are necessarily speculative and not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Also, the Company wishes to advise you that various risks and uncertainties could affect the Company's financial performance and cause actual results for future periods to differ materially from those anticipated or projected. Specifically, the
Company cautions you that important factors could affect the Company's business and cause actual results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company, including: general economic conditions in its market area, particularly changes in economic conditions in the real estate industry or real estate values in our market, changes in market interest rates, increased loan prepayments, risk associated with credit quality, and other risks with respect to its business and/or financial results detailed in the Company's press releases and filings with the SEC. You are urged to review the risks described in such releases and filings. The risks highlighted herein should not be assumed to be the only factors that could affect future performance of the Company. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure

CREATIVITY
INTEGRITY
FLEXIBILITY

Overview
*Shares outstanding exclude unallocated and unreleased ESOP shares
➢	Traded on the NASDAQ National Market System [VNBC]
➢	Market price – closed at $32.00 (June 9, 2005)
➢	$1.4 billion in assets (March 31, 2005)
➢	Shares outstanding* – approximately 9.3 million (June 9, 2005)
➢	Market Capitalization – approximately $300 million (June 9, 2005)
➢	Inside ownership – approximately 18% (March 31, 2005)
➢	Institutional ownership – approximately 20% (March 31, 2005)

Overview
Price Valuation Measures
➢	Trailing P/E - 19.39
➢	Forward P/E fiscal year end (fye) Dec. 31, 2006 – 12.96
➢	Price/Book most recent quarter (mrq) – 3.61
➢	Stated Book Value Per Share (mrq) – $8.85
➢	Diluted Book Value Per Share (mrq) – $9.39
Earnings Estimates
➢	Analyst coverage – three (3)
➢	Managements estimate (fye) 2005 - $2.00 - $2.10
➢	Average of (3) analysts fye 2005 - $2.01
♦	% change from prior – 30.5%
➢	Average of (3) analysts fye 2006 - $ 2.47
♦	% change from prior – 22.9%

Operational
efficiency
Consistent
EPS growth
Capital
management
Financial Highlights
Key Financial Principles
Balance sheet
effectiveness

Period-ended	Net Earnings	Diluted Earnings Per Share (1)	Return On Avg. Common Equity
Quarter Ended Mar. 31, 2005	$ 4,400	$0.45	21%
Year Ended Dec. 31, 2004	$ 14,000	$1.55	29%
Year Ended Dec. 31, 2003	$ 8,000	$1.09	41%
•	Adjusted for stock dividend, convertible preferred stock and stock split
Vineyard National Bancorp
Summary Results 2003-2005
Bancorp Net Earnings
Dollars shown in all tables are in thousands (except for per share information)

Period-ended	Net Earnings	Return on Avg. Assets	Efficiency Ratio
Quarter Ended Mar. 31, 2005	$ 5,500	1.64%	45%
Year Ended Dec. 31, 2004	$17,000	1.47%	44%
Year Ended Dec. 31, 2003	$ 9,300	1.44%	45%
Bank Net Earnings
Dollars shown in all tables are in thousands
Vineyard Bank
Summary Results 2003-2005

Overview
➢	Stock appreciation growth of 1,690% (Oct. 2000 thru 1st quarter 2005)
➢	Estimated inclusion in the Russell 2000 index as of June 24, 2005
➢	2003 - Rated “Market Cap Champion” by Carpenter & Company $500M - $1billion Asset Class
➢	2004 - Rated “Market Cap Champion” by Carpenter & Company $1billion - $10 billion Asset Class, 85% one year stock appreciation
➢	July 2004 ranked tenth within the “Top 200 Publicly Traded Community Banks” by US Banker
➢	Listed in Sandler O’Neill’s “2004 Bank and Thrift Sm-All Stars” for both performance and valuation

The Inland Empire…
➢	Represents the counties of Riverside and San Bernardino, one of the fastest growing regions in the United States
➢	Major distribution hub for goods coming in through the Los Angeles Harbors
➢	Availability of “affordable” and buildable land for housing, commercial and retail development in support of the Los Angeles and Orange County regions
➢	Intersection or half way point between: Los Angeles and Palm Desert, Pomona Valley and Temecula Valley, Newport Coast and Coachella Valley

❖	What Makes Vineyard Unique?

Overview
Vineyard Bank
We are a community bank
focused on relationships and the
experiences we create

Vineyard’s Growth
“PEOPLE are our most valuable asset”
➢	Teams dedicated to exceeding clients’ needs in each of the geographic markets we serve throughout Southern California
➢	The ability to attract and retain a variety of product specific “experts” dedicated to exceeding clients needs
➢	Seasoned executive management leaders dedicated to the development and success of personnel
➢	Encourages and rewards integrity, creativity and entrepreneurship
➢	300 active positions have been added in last 4 years

Quality of Service
“PEOPLE are our most valuable asset”
➢	Unique product offerings, distribution channels and delivery systems
➢	Relationship approach to community banking
➢	Specialty products and dedicated service professionals
➢	Single point of contact approach to customer service

❖	Organization and Operating Strategy

       CHINO                            DIAMOND BAR                               LA VERNE                       RANCHO
ARROWHEAD    CORONA     CRESTLINE     IRVINE      IRWINDALE     MANHATTAN BEACH      SAN DIEGO
               (2003)                  (2005)           (2003)                    (2003)         (2005)
SFR
COASTAL
(2001)
SFR
TRACT
(2002)
INCOME
PROPERTY
COMMERCIAL
(2003)
SBA
(2002)
PRIVATE
BANKING
(2005)
CHURCH
(2002)
CEO
CIO
  CAO
CCBO
CCO/COO
                             VINEYARD BANK
                   June 2005
           Specialty Groups
                            Community Banking Centers
Emerging
Developed
          Credit
       Finance
Administration
Information technology
  Community Banking
CRM - Risk Management
(2001)
CFO
INCOME
PROPERTY
MULTI-FAMILY
(2003)

VINEYARD
NATIONAL BANCORP

$1,575,000
$1,400,000
$1,225,000
$1,050,000
$875,000
$700,000
$525,000
$350,000
$175,000
$0

	YE 2000	YE 2001	YE 2002	YE 2003	YE 2004	March 31, 2005
Total Assets	$110,700	$191,300	$385,900	$887,800	$1,311,500	1,425,300

At each period end, in thousands of dollars

Assets

VINEYARD NATIONAL BANCORP

$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0

	2000	2001	2002	2003	2004	March 31, 2005
Net Loans	$78,700	$136,100	$250,200	$589,500	$1,014,000	$1,064,700
Total Deposits	$99,600	$159,400	$287,500	$603,300	$965,500	$1,047,200

Dollars in thousands at each period end

Total Loans and Deposits

20.0%
16.0%
12.0%
8.0%
4.0%
0.0%

	Dec. 2000	Dec. 2001	Dec. 2002	Dec. 2003	Dec. 2004	Mar. 2005
Leverage Capital	8.4%	12.5%	11.6%	10.3%	11.3%	11.2%
Tier 1 Capital	10.4%	15.1%	13.9%	12.7%	12.4%	11.9%
Total Capital	11.3%	16.1%	15.0%	13.9%	13.5%	12.9%

Bank Capital
Adequacy Ratios

Principle Operating Areas
➢	Community Banking Centers
➢	Specialty Operating Groups (SFR coastal and Tract construction, Income Property {commercial and multi-family}, SBA lending, Religious Financial services, Private Banking)
➢	Administrative Services
➢	Corporate Services
➢	Credit Administration
➢	Finance and Accounting
➢	Information Technology
➢	Risk Management

Crestline
Lake Arrowhead
Irwindale
La Verne
Rancho Cucamonga
Diamond Bar
Chino
Manhattan Beach
Anaheim
Irvine
Corona
San Diego
California

Community Banking Centers
Full Service Banking Centers
¤	Chino
¤	Corona
¤	Crestline
¤	Diamond Bar
¤	Irvine
¤	Irwindale
¤	Lake Arrowhead
¤	La Verne
¤	Manhattan Beach
¤	Rancho Cucamonga
¤	San Diego
Loan Production Office
■	Anaheim

VINEYARD NATIONAL BANCORP

Market Share
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Rancho
Chino
Crestline
Diamond Bar
Lake Arrowhead
La Verne
Irwindale
Corona
Manhattan Beach

➢	Desired level of 20%, with a minimum target of 10% in each of the communities we serve.
Data collected from FDIC website as of June 2004
Deposit Target Market Share

❖	New Business Generation
   Specialty Groups

SFR Coastal Construction
➢	Construction financing to professional builders
➢	Affluent entrepreneurs along the South Bay and Orange County coast
➢	Continued demand for coastal products will follow the coast line of
♦	LaJolla/San Diego
♦	Newport Coast/Laguna Beach
♦	Santa Barbara/Montecito/San Luis Obispo
♦	Monterey/Marin County

SFR Tract Real Estate
Construction
➢	Entry and “step-up” markets serviced by mid-size developers/builders within the greater Inland Empire
➢	Greater growth market
♦	Palm Desert - empty nesters
♦	Temecula Valley – new families
➢	South Orange County toward San Diego County

Income Property
Commercial / Multi-Family
➢	Servicing professional income property management entities
➢	Following the economic expansion within Southern California
➢	Complements the high housing demand in Southern California
➢	Additional relationships within the communities we serve

SBA Lending
➢	Intended expansion of the commercial and business banking product lines
➢	Non-interest income growth
➢	PLP status in the three southern regions of California
➢	Complement to the community focus of relationship banking

Religious Financial Services
➢	Providing church and private school financing as well as establishing new depository relationships throughout California
➢	Strengthening our community involvement and relationships

➢	Single point relationship management for entrepreneurs
➢	Business and commercial opportunities
➢	Cash management and specialty deposit relationships
➢	Recruit local talents within each community
➢	Exclusivity and flexibility
Private Banking

$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0

	YE 2001	YE 2002	YE 2003
Consumer	$8,300	$5,700	$4,900
SBA	$0	$3,600	$15,100
Commercial	$20,200	$19,200	$26,000
Term RE	$71,500	$116,500	$214,400
Construction	$33,200	$110,200	$338,200

$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0

	YE 2004	Mar. 2005
SFR Coastal Const.	$299,000	$300,800
Multi-Family Residential Mort'g	$189,900	$222,400
Comm'l Const. and Mortgage/Land	$314,800	$342,500
SFR Tract Const.	$129,900	$118,100
Com'l/Church/Consumer/SBA/1-4	$96,100	$96,500

Loan composition at each period end, in thousands
Loan Portfolio Composition

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
1.6%
1.1%
0.6%
0.1%
$1,500
$3,000
$7,500
$13,000
$13,000
1.10%
1.20%
1.30%
1.30%
1.20%
Dec. 2001
Dec. 2002
Dec. 2003
Dec. 2004
Mar. 2005
ALLL
% of Gross Loans

Dollars in thousands at period end

Asset Quality
♦	Over the course of the past four years, the Company’s net charge-off levels have been nominal

Targeted Loan Portfolio
Composition
Period-ended,	Term Real Estate	Commercial/ Church/ SBA/Land	Consumer/ Residential	Single Family Residential Construction
CA Peer	45%	20%	20%	15%
Bank Targets	Up to 50%	Up to 15%	Up to 10%	Up to 40%
Mar. 31, 2005	41%	14%	6%	39%
Dec. 31, 2004	43%	9%	6%	42%
Dec. 31, 2003	30%	15%	15%	55%

❖	Funding Strategy

Funding Strategy
➢	Funding strategies will be aligned with:
♦	earning asset repricing
♦	market rate sensitivity
♦	duration of the assets
➢	Contiguous expansion of our current markets
➢	De Novo offices
➢	Strategic Branding and Marketing of the Vineyard Franchise
♦	In target geographic markets
♦	In target product markets
➢	Strengthen strategic points of coastal initiative

VINEYARD NATIONAL BANCORP

Deposit Composition

$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0

	Dec. 2001	Dec. 2002	Dec. 2003	Dec. 2004	Mar. 2005
Time Deposits	$62,200	$96,000	$230,000	$387,100	$457,600
Savings & MMDA	$31,100	$110,200	$253,000	$417,300	$433,300
Demand and NOW	$66,000	$81,200	$120,300	$161,100	$156,300

Dollars in Thousands

2001 - 2005 Funding Strategy

❖	Summary Thoughts

120%
100%
80%
60%
40%
20%
0%

	Net Income	Diluted EPS	Assets	Net Loans	Deposits
CAGR	118%	79%	86%	76%	89%

2000 - 2004 “CAGR”
Compounded Annual Growth Rate

VINEYARD NATIONAL BANCORP

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0

	2000	2001	2002	2003	2004	3 mo. Mar. 2004	3 mo. Mar. 2005
Net Income	$600	$1,200	$3,000	$8,000	$14,000	$3,000	$4,400

Dollars in Thousands

Earnings

VINEYARD NATIONAL BANCORP

$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
50%
40%
30%
20%
10%
0%
$0.15
$0.25
$0.52
$1.09
$1.55
$0.34
$0.45
7.0%
11.7%
22.2%
41.0%
28.6%
22.2%
21.0%
YE 2000
YE 2001
YE 2002
YE 2003
YE 2004
3 mo. Mar. '04
3 mo. Mar. '05
Diluted EPS
ROACE (Annualized)

Earnings – Return on Average
Common Equity

VINEYARD
NATIONAL BANCORP

$35
$30
$25
$20
$15
$10
$5
$0

	2Q-01	3Q-01	4Q-01	1Q-02	2Q-02	3Q-02	4Q-02	1Q-03	2Q-03	3Q-03	4Q-03	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05
High Price	$2.50	$2.85	$3.34	$3.99	$4.56	$5.60	$7.37	$8.05	$10.48	$14.65	$17.86	$22.18	$24.00	$28.95	$34.65	$33.28
Low Price	$1.84	$2.26	$2.69	$2.75	$3.47	$3.93	$4.82	$7.04	$7.43	$9.91	$13.89	$17.58	$17.25	$20.52	$28.11	$26.60

Quarterly Stock Price
All prices have been adjusted for stock dividends and stock split

Summary Thoughts
➢	The Bank has assembled talented, and well-established professionals driven on value-added, relationship banking
➢	The Company has delivered returns to its shareholders by providing properly incented product groups within a unique distribution network
➢	The Company and the Bank will continue to focus on what our customers need and strive to deliver results which exceed expectations
Employees, Customers, Investors….
“PEOPLE are our most valuable asset”